UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2008

Health Grades, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-22019	62-1623449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Golden Ridge Road, Suite 100 Golden, Colorado	80401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 716-0041

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 13, 2008, Health Grades, Inc., a Delaware corporation (“HealthGrades”), completed its acquisition of certain of the assets of Adviware Pty Ltd., an Australian corporation (“Adviware”), pursuant to the Asset Purchase Agreement (the “Agreement”) dated October 13, 2008.

Under the terms of the Agreement, HealthGrades acquired all of the assets, tangible and intangible, owned by Adviware that are used in, related to, or necessary for the conduct of its business, including without limitation: (i) all assets, including all intellectual property, relating to the business of Adviware operated through the www.WrongDiagnosis.com and www.CureResearch.com websites, subject to any obligations contained in disclosed license agreements and all related intellectual property; (ii) any and all customer lists; and (iii) the goodwill associated therewith (collectively, the “Assets”). HealthGrades will not assume any of Adviware’s liabilities, debts or obligations of any kind, other than obligations of Adviware accruing after the closing date under any contracts or licenses specifically assigned to and assumed by HealthGrades.

The consideration paid to Adviware for the Assets consists of an upfront cash payment of $6,240,384 and contingent consideration with an aggregate potential payout of $2,429,280. Contingent consideration is payable up to $1,214,640, annually for 2009 and 2010 based upon certain levels of page views and revenue targets as specified in the Agreement.

This description of the Agreement is qualified in its entirety by the terms and conditions of the Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

HealthGrades will file with the Securities and Exchange Commission (the “SEC”) the financial statements and pro forma financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1933, as amended within 71 days of the date on which this Current Report on Form 8-K was required to be filed with the SEC.

Item 2.01. Completion of Acquisition or Disposition of Assets.

See Item 1.01 above. The closing of the Agreement took place on October 13, 2008.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment or otherwise within 71 calendar days after October 17, 2008, the date by which this Current Report was required to be filed pursuant to General Instruction B.1. of Form 8-K.

(b)	Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment or otherwise within 71 calendar days after October 17, 2008, the date by which this Current Report must be filed pursuant to General Instruction B.1. of Form 8-K.

(d)	Exhibits

2.1	Asset Purchase Agreement dated October 13, 2008 between Health Grades, Inc. and Adviware Pty Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH GRADES, INC.
(Registrant)

By: /s/ ALLEN DODGE
Allen Dodge
Executive Vice President
and Chief Financial Officer

Dated: October 14, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement dated October 13, 2008 between Health Grades, Inc. and Adviware Pty Ltd.